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                                 SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is made as of the ___ day of January, 1999, by and between ALTRIS SOFTWARE, INC., a California corporation ("Borrower"), and SIRROM CAPITAL CORPORATION d/b/a Tandem Capital, a Tennessee corporation ("Lender").


                                     RECITALS:

     WHEREAS, Lender has made a loan (the "Loan") in the amount of $3,000,000 to Borrower, pursuant to that certain Debenture Purchase Agreement dated as of June 27, 1997 by and between Borrower and Lender, as it may be amended, modified or extended from time to time (the "Loan Agreement"); and

     WHEREAS, Lender desires to obtain from Borrower and Borrower desires to grant to Lender a security interest in certain collateral more particularly described below.

                                     AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   ab   ACKNOWLEDGMENT OF SUBORDINATION UNDERTAKING.  LENDER ACKNOWLEDGES AND
     AGREES THAT ITS RIGHTS UNDER THIS AGREEMENT ARE SUBJECT TO THE PROVISIONS OF THAT COLLATERAL SUBORDINATION AGREEMENT DATED AS OF SEPTEMBER 15, 1998, BETWEEN LENDER AND MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC. ("SENIOR LENDER"), WHICH PROVIDES FOR THE ORDERING OF COLLATERAL INTERESTS BETWEEN LENDER AND SENIOR LENDER. BORROWER IS NOT A BENEFICIARY OF THE COLLATERAL SUBORDINATION AGREEMENT AND IT MAY BE AMENDED OR WAIVED BY THE ACTION OF LENDER AND SENIOR LENDER WITHOUT THE JOINDER OF BORROWER.

          As is provided in the letter agreement of Borrower dated September 15, 1998 and counter-signed by Lender on September 18, 1998, the liens of Lender are expressly subordinate to all liens now or hereafter granted securing Senior Indebtedness (as defined in the Loan Agreement). Lender acknowledges its obligation under Section 7.1 of the Loan Agreement to execute

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any subordination or inter-creditor agreement requested by any existing or future lenders providing such Senior Indebtedness and reasonably acceptable to Lender effectuating the subordination provisions of the Loan Agreement and the subordination of liens granted to Lender hereunder and containing such additional customary provisions as such lenders may request.

2.   ab   GRANT OF SECURITY INTEREST.  Borrower hereby grants to Lender a security interest in Collateral. For purposes hereof, "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Borrower, however arising, whether now owned or existing or hereafter acquired or arising and wherever located; together with all books and records related thereto and all proceeds of the foregoing (including, without limitation, proceeds in the form of Accounts and insurance proceeds). For purposes hereof, capitalized terms used in the preceding sentence which are defined in the Uniform Commercial Code shall have the respective meanings set forth therein.

3.   ab   SECURED INDEBTEDNESS.  The security interest granted hereby shall secure the prompt payment of all obligations of Borrower arising under the Loan Agreement and under the "Debenture," as defined therein (collectively the "Obligations") and the prompt performance of each of the covenants and duties under the Loan Agreement, the Debenture, this Agreement and any other present or future written agreement evidencing or securing the Obligations (such documents are referred to collectively as the "Loan Documents").

4.   ab   REPRESENTATIONS AND WARRANTIES OF BORROWER.  Borrower represents, warrants and agrees as follows:

     (a)  ab   Except as set forth on Schedule 3(a) hereto (the "Permitted
          Encumbrances"), Borrower is the owner of the Collateral free and clear of any liens and security interests. Borrower will defend the Collateral against the claims and demands of all persons other than the holders of the Permitted Encumbrances.

     (b)  ab   The address set forth on Schedule 3(b) hereto is Borrower's principal place(s) of business and the location of all tangible Collateral and the place where the records concerning all intangible Collateral are kept and/or maintained.

     (c)  ab   Borrower will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Lender is authorized to do all things that it

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          deems necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

5.   ab   AGREEMENTS WITH RESPECT TO THE COLLATERAL.  Borrower covenants and agrees with Lender as follows:

     (a)  ab   Borrower will not permit any of the tangible Collateral to be removed from the location specified herein, except for temporary periods in the normal and customary use thereof and, in the absence of an Event of Default, sales of inventory in the ordinary course of business and dispositions of obsolete Equipment or Inventory, without the prior written consent of Lender.

     (b)  ab   Borrower shall notify Lender in writing of any change in the location of Borrower's principal place of business or the location of any tangible Collateral or the place(s) where the records concerning all intangible Collateral are kept or maintained.

     (c)  ab   Borrower will keep the Collateral in good condition and repair, normal wear and tear excepted, and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Borrower fails to pay such sums, Lender may do so for Borrower's account and add the amount thereof to the Obligations.

     (d) ab Until the occurrence of an Event of Default, Borrower shall be entitled to possession of the Collateral and to use the same in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.

     (e)  ab   Borrower will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender, other than the processing and sale of Borrower's inventory in the ordinary course of business and the licensing of its General Intangibles in the ordinary course of business under (i) nonexclusive licenses and (ii) exclusive licenses for value added resellers to issue sublicenses thereof, which licenses
          (x) are exclusive on a geographic basis only for territories that do not include any of the United States, (y) are for a term not exceeding one year in the absence of the value added reseller's meeting reasonable performance standards, and (z) are necessary

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          in the good faith view of Borrower's management because of the small size, remoteness, or other characteristics of the affected market area that make it impractical for Borrower to cover that area with a nonexclusive agreement with one or more value added resellers. Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Lender and subject to the security interest granted hereby. If at any time any of Borrower's inventory is represented by any document of title, such document of title will be delivered promptly to Lender and subject to the security interest granted hereby.

     (f)  ab   Borrower will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate.

     (g)  ab   Borrower will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral subject to customary deductibles. Such insurance shall be in such companies as may be reasonably acceptable to Lender, with provisions satisfactory to Lender for payment of all losses thereunder to Lender as its interests may appear. If required by Lender, Borrower shall deposit the policies with Lender or the holder of any Senior Indebtedness. Any money received by Lender under said policies may be applied to the payment of the Obligations, whether or not due and payable, or at Lender's option may be delivered by Lender to Borrower for the purpose of repairing or restoring the Collateral. Subject in all cases to the rights of any holder of Senior Indebtedness, Borrower assigns to Lender all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Lender, and appoints Lender Borrower's attorney-in-fact to endorse any draft or check made payable to Borrower in order to collect the benefits of such insurance. If Borrower fails to keep the Collateral insured as required by Lender, Lender shall have the right to obtain such insurance at Borrower's expense and add the cost thereof to the Obligations.

     (h)  ab   Borrower will not permit any liens or security interests other than those created by this Agreement and the Permitted Encumbrances to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit

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          anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Lender.

6.   ab   REMEDIES UPON DEFAULT.  Upon an Event of Default under and as defined in the Loan Agreement and during the continuance of an Event of Default, Lender may pursue any or all of the following remedies, without any notice to Borrower except as required below and as required by the Loan Agreement, subject to any then existing agreements under the Collateral Subordination Agreement described in Section 1 above and to any other subordination or intercreditor agreement under Section 1 above:

     (a)  ab   [This Section is intentionally left blank].

     (b)  ab   Lender may take possession of any or all of the Collateral.

     (c)  ab   Lender may dispose of the Collateral at private or public sale.
          Any required notice of sale shall be deemed commercially reasonable if given at least five (5) days prior to sale. Lender may adjourn any public or private sale to a different time or place without notice or publication of such adjournment, and may adjourn any sale either before or after offers are received. The Collateral may be sold in such lots as Lender may elect, in its sole discretion so long as such sale is commercially reasonable. Lender may take such action as it may deem necessary to repair, protect, or maintain the Collateral pending its disposition.

     (d)  ab   Lender may recover any or all proceeds of accounts from any bank or other custodian who may have possession thereof. Borrower hereby authorizes and directs all custodians of Borrower's assets to comply with any demand for payment made by Lender pursuant to this Agreement, without the need of confirmation from Borrower and without making any inquiry as to the existence of an Event of Default or any other matter. Lender may engage a collection agent to collect accounts for a reasonable percentage commission or for any other reasonable compensation arrangement.

     (e)  ab   Lender may notify any or all account debtors that subsequent payments must be made directly to Lender or its designated agent. Such notice may be made over Lender's signature or over Borrower's name with no signature or both, in Lender's discretion. Borrower hereby authorizes and directs all existing or future account debtors to comply with any such notice given by Lender, without the need of confirmation from Borrower and without making any inquiry as to the existence of an Event of Default or as to any other matter.

     (f)  ab   Lender may, but shall not be obligated to, take such measures as
          Lender may deem necessary in order to collect any or all of the accounts. Without limiting the foregoing, Lender may institute any administrative or judicial action that it may deem necessary in the course of collecting and enforcing any or all of the accounts. Any administrative or judicial action or other action taken by Lender in the course of collecting the accounts may be taken by Lender in its own name or in Borrower's name. Lender may compromise any disputed claims and may otherwise enter into settlements with account debtors or obligors under the accounts, which compromises or settlements shall be binding upon Borrower. Lender shall have no duty to pursue collection of any account, and may abandon efforts to collect any account after such efforts are initiated.

     (g)  ab   Lender may, with respect to any account involving uncompleted performance by Borrower, and with respect to any general intangible or other Collateral whose value may be preserved by additional performance on Borrower's part, take such action as Lender may deem appropriate including, but not limited, to performing or causing the performance of any obligation of Borrower thereunder, the making of payments to prevent defaults thereunder, and the granting of adequate assurances to other parties thereto with respect to future performance. Lender's action with respect to any such accounts or general intangibles shall not render Lender liable for further performance thereunder unless Lender so agrees in writing.

     (h)  ab   Lender may exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and that belong to Borrower or to any other person or entity liable for the payment of any or all of the Obligations.

     (i)  ab   Lender may exercise any right that it may have under any other document evidencing or securing the Obligations or otherwise available to Lender at law or equity.

7.   ab   AUDITS AND EXAMINATIONS.  Lender shall have the right, at any time, by its own auditors, accountants or other agents, to examine or audit any of the books and records of Borrower, or the Collateral, all of which will be

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     made available upon request.  Such accountants or other representatives of
     Lender will be permitted to make any verification of the existence of the Collateral or accuracy of the records that Lender deems necessary or proper. .

8.   ab   TERMINATION STATEMENT.  Upon receipt of proper written demand following the payment in full of the Obligations and termination of any commitment of Lender to make any future advances to Borrower, Lender at its option, shall send a termination statement with respect to any financing statement filed to perfect Lender's security interests in any of the Collateral to Borrower or cause such termination statement to be filed with the appropriate filing officer(s).

9.   ab   POWER OF ATTORNEY.  Borrower hereby constitutes Lender or its designee, as Borrower's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or Lender's possession; to sign the name of Borrower on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Borrower to such address as Lender may designate; to execute any of the documents referred to in Section 3(c) hereof in order to perfect and/or maintain the security interests and liens granted herein by Borrower to Lender; to cause the conveyance of any software copyrights or other property in the course of the exercise of remedies provided under this Agreement and to otherwise do all other acts and things necessary to carry out the purposes of and remedies provided under this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable until all of the Obligations are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

10.  ab   BINDING EFFECT.  This Agreement shall inure to the benefit of Lender's successors and assigns and shall bind Borrower's heirs, representatives, successors and assigns.

11.  ab   SEVERABILITY.  If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

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12.  ab   GOVERNING LAW AND AMENDMENTS.  This Agreement shall be construed and enforced under the laws of the State of California applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

13.  ab   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All representations and warranties contained herein or made by or furnished on behalf of Borrower in connection herewith shall survive the execution and delivery of this Agreement.

14.  ab   COUNTERPARTS.  This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

15.  ab   CONSTRUCTION AND INTERPRETATION.  Should any provision of this
     Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that Borrower, Lender and their respective agents have participated in the preparation hereof.

16.  ab   CONSENT TO JURISDICTION; EXCLUSIVE VENUE.  Borrower hereby irrevocably consents to the Jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

17.  ab   WAIVER OF TRIAL BY JURY.  LENDER AND BORROWER HEREBY KNOWINGLY AND
     VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

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     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.

                              BORROWER:

                              ALTRIS SOFTWARE, INC.,
                              a California corporation


                              By:

                              Title:



                              LENDER:

                              SIRROM CAPITAL CORPORATION
                              d/b/a Tandem Capital,
                              a Tennessee corporation


                              By:

                              Title:



     SCHEDULE 3(a)

                               PERMITTED ENCUMBRANCES

Security Interest in favor of Senior Lender as described in the Collateral Subordination Agreement dated as of September 15, 1998.
     SCHEDULE 3(b)

                           PRINCIPAL PLACE(s) OF BUSINESS
                           AND LOCATION(s) OF COLLATERAL